UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 23, 2022

Royalty Pharma plc

(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-39329	98-1535773
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 East 59th Street New York , New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 883-0200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	RPRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 23, 2022, Royalty Pharma plc (the “Company”) held its annual general meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on eight proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2022 (the “Proxy Statement”). There were 526,202,058 shares of the Company’s Class A ordinary shares and Class B ordinary shares, voting as a single class, present or represented by proxy at the Annual Meeting, which represented 86.66% of the combined voting power of the Class A ordinary shares and Class B ordinary shares entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s Class A ordinary shares and Class B ordinary shares were entitled to one vote for each share held as of the record date described in the Proxy Statement. The Company’s inspector of election certified the following vote tabulations:

Proposal 1. To elect ten directors, each by separate ordinary resolutions, to the Company’s Board of Directors to serve until the 2023 Annual General Meeting of Shareholders:

Nominee	For	Against	Abstain	Broker Non-Votes
Pablo Legorreta	497,914,793	3,944,560	708,929	23,633,776
Henry Fernandez	449,842,039	52,646,198	80,045	23,633,776
Bonnie Bassler	499,708,038	2,803,511	56,733	23,633,776
Errol De Souza	460,164,216	42,322,200	81,866	23,633,776
Catherine Engelbert	449,908,673	52,601,787	57,822	23,633,776
M. Germano Giuliani	502,093,226	394,642	80,414	23,633,776
David Hodgson	501,640,083	847,462	80,737	23,633,776
Ted Love	461,158,768	41,329,460	80,054	23,633,776
Gregory Norden	438,098,917	64,389,500	79,865	23,633,776
Rory Riggs	501,544,818	1,007,592	15,872	23,633,776

Proposal 2. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
480,577,839	21,850,442	140,001	23,633,776

Proposal 3. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm:

For	Against	Abstain
525,768,280	247,335	186,443

There were no broker non-votes on this proposal.

Proposal 4. To approve receipt of the Company’s U.K. statutory accounts together with the Company’s U.K. statutory reports, including the directors’ report, the strategic report, the directors’ remuneration report and the auditors’ report for the fiscal year ended December 31, 2021 (“U.K. Annual Report and Accounts”):

For	Against	Abstain	Broker Non-Votes
501,932,527	84,391	551,364	23,633,776

Proposal 5. To approve, on a non-binding advisory basis, the Company’s U.K. directors’ remuneration report in the U.K. Annual Report and Accounts:

For	Against	Abstain	Broker Non-Votes
482,274,121	20,193,345	100,816	23,633,776

Proposal 6. To re-appoint Ernst & Young Chartered Accountants as the Company’s U.K. statutory auditor under the U.K. Companies Act 2006, to hold office until the conclusion of the next general meeting of shareholders at which the U.K. annual report and accounts are presented to shareholders:

For	Against	Abstain
525,179,922	833,504	188,632

There were no broker non-votes on this proposal.

Proposal 7. To authorize the board of directors to determine the remuneration of the Company’s U.K. statutory auditor:

For	Against	Abstain	Broker Non-Votes
502,036,049	464,254	67,979	23,633,776

Proposal 8. To approve the terms of the agreements and counterparties pursuant to which the Company may purchase its Class A ordinary shares:

For	Against	Abstain	Broker Non-Votes
501,270,812	1,083,144	214,326	23,633,776

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2022

ROYALTY PHARMA PLC

By:	/s/ George Lloyd
George Lloyd
Executive Vice President, Investments & General Counsel